Exhibit 99.1

Lantronix Reports Results for Third Quarter of Fiscal 2025

•	Third Quarter Net Revenue of $28.5 Million
•	Third Quarter GAAP EPS of ($0.10)
•	Third Quarter Non-GAAP EPS of $0.03

IRVINE, Calif., May 8, 2025 – Lantronix Inc. (NASDAQ: LTRX), a global leader of compute and connectivity for the Internet of Things (IoT) solutions enabling Artificial Intelligence (AI) Edge Intelligence, today reported results for its third quarter of fiscal 2025.

Despite a complex macroeconomic environment, Lantronix delivered revenue within guidance and continued executing its long-term strategy toward becoming a leader in intelligent edge computing.

Lantronix continued its leadership in AI edge intelligence and industrial connectivity through several key initiatives in the last quarter. The company enabled Teledyne/FLIR’s AI-driven drone thermal camera, validating the performance and reliability of its Open-Q™ platform in mission-critical edge vision systems. Further expanding its AI-capable compute portfolio, Lantronix launched the Open-Q™ 8550CS SoM, built on Qualcomm’s advanced QCS8550 processor, which delivers premium AI/ML performance and is designed for next-generation industrial and robotics applications.

 Q3 FY2025 Financial Results

•	Net Revenue: $28.5 million, in range of $27.0 million to $31.0 million guidance
•	GAAP EPS: ($0.10), compared to ($0.01) in Q3 FY2024 and ($0.06) in Q2 FY2025
•	Non-GAAP EPS: $0.03, compared to $0.11 in Q3 FY2024 and $0.04 in Q2 FY2025

“We’re positioning Lantronix to lead the next wave of industrial and enterprise transformation at the edge,” said Saleel Awsare, president and CEO of Lantronix. “This quarter reflects continued investment in high-growth areas—from AI-enabled gateways to 5G connectivity—while advancing our innovation roadmap, global partnerships, and talent base.”

Q4 FY2025 Business Outlook

Lantronix expects the following results for the fourth fiscal quarter ending June 30, 2025:

•	Revenue: $26.5 million to $30.5 million
•	Non-GAAP EPS: $0.00 to $0.02

Conference Call and Webcast

Management will host an investor conference call and audio webcast on Thursday, May 8, 2025, at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time) to discuss its results for the third quarter of fiscal 2025 that ended Mar. 31, 2025. To access the live conference call, investors should dial 1-844-802-2442 (U.S.) or 1-412-317-5135 (international) and indicate they are participating in the Lantronix fiscal 2025 third-quarter call.

Investors can access a conference call replay starting at approximately 8:00 p.m. Pacific Time on May 8, 2025, on the Lantronix website. A telephonic replay will also be available through May 15, 2025, by dialing 1-877-344-7529 (US) or 1-412-317-0088 (international) or Canada Toll-Free 855-669-9658 and entering passcode 3110521.

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About Lantronix

Lantronix Inc. is a global leader of compute and connectivity IoT solutions that target high-growth markets, including Smart Cities, Enterprise and Transportation. Lantronix’s products and services empower companies to succeed in the growing IoT markets by delivering customizable solutions that enable AI Edge Intelligence. Lantronix’s advanced solutions include Intelligent Substations infrastructure, Infotainment systems and Video Surveillance, supplemented with advanced Out-of-Band Management (OOB) for Cloud and Edge Computing.

For more information, visit the Lantronix website.

Discussion of Non-GAAP Financial Measures

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations of the non-GAAP financial measures to the financial measures calculated in accordance with GAAP should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Non-GAAP net loss consists of net loss excluding (i) share-based compensation and the employer portion of withholding taxes on stock grants, (ii) depreciation and amortization, (iii) interest income (expense), (iv) other income (expense), (v) income tax provision (benefit), (vi) restructuring, severance and related charges, (vii) acquisition related costs, (viii) impairment of long-lived assets, (ix) amortization of purchased intangibles, (x) amortization of manufacturing profit in acquired inventory, (xi) fair value remeasurement of earnout consideration, and (xii) loss on extinguishment of debt.

Non-GAAP EPS is calculated by dividing non-GAAP net loss by non-GAAP weighted-average shares outstanding (diluted). For purposes of calculating non-GAAP EPS, the calculation of GAAP weighted-average shares outstanding (diluted) is adjusted to exclude share-based compensation, which for GAAP purposes is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Guidance on earnings per share growth is provided only on a non-GAAP basis due to the inherent difficulty of forecasting the timing or amount of certain items that have been excluded from the forward-looking non-GAAP measures, and a reconciliation to the comparable GAAP guidance has not been provided because certain factors that are materially significant to Lantronix’s ability to estimate the excluded items are not accessible or estimable on a forward-looking basis without unreasonable effort.

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Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our revenue and earnings expectations for the fourth fiscal quarter of 2025, our positioning to capitalize on the next wave of industrial and enterprise transformation using edge computing, and our expectations regarding high-growth market areas. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Other factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; our ability to mitigate any disruption in our and our suppliers’ and vendors’ supply chains due to changes in U.S. trade policy, including recently increased or future tariffs, a pandemic or similar outbreak, wars and recent conflicts in Europe, Asia and the Middle East, hostilities in the Red Sea, or other causes; our ability to successfully convert our backlog and current demand;  the impact of a pandemic or similar outbreak on our business, employees, customers, supply and distribution chains and the global economy; our ability to successfully implement our acquisition strategy or integrate acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; our use of AI may result in reputational, competitive or financial harm and liability; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; issues relating to the stability of our financial and banking institutions and relationships; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; the impact of rising interest rates; our ability to attract and retain qualified management; and any additional factors included in our Report on Form 10-K for the fiscal year ended June 30, 2024, filed with the Securities and Exchange Commission (the “SEC”) on Sept. 9, 2024, including in the section entitled “Risk Factors” in Item 1A of Part I of that report; in our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025, expected to be filed with the SEC on or about May 9, 2025 including in the section entitled “Risk Factors” in Item 1A of Part II of such report; and in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

© 2025 Lantronix Inc. All rights reserved. Lantronix is a registered trademark.

Lantronix Investor Relations Contact:

investors@lantronix.com

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	March 31,	June 30,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$19,999	$26,237
Accounts receivable, net	23,648	31,279
Inventories, net	28,151	27,698
Contract manufacturers' receivables	1,637	1,401
Prepaid expenses and other current assets	3,029	2,335
Total current assets	76,464	88,950
Property and equipment, net	2,768	4,016
Goodwill	31,089	27,824
Intangible assets, net	4,310	5,251
Lease right-of-use assets	8,974	9,567
Other assets	584	600
Total assets	$124,189	$136,208

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$11,005	$10,347
Accrued payroll and related expenses	3,905	5,836
Current portion of long-term debt, net	3,063	3,002
Other current liabilities	10,594	10,971
Total current liabilities	28,567	30,156
Long-term debt, net	9,458	13,219
Other non-current liabilities	10,694	11,478
Total liabilities	48,719	54,853

Commitments and contingencies

Stockholders' equity:
Common stock	4	4
Additional paid-in capital	306,858	304,001
Accumulated deficit	(231,763)	(223,021)
Accumulated other comprehensive income	371	371
Total stockholders' equity	75,470	81,355
Total liabilities and stockholders' equity	$124,189	$136,208

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	March 31,	December 31,	March 31,	March 31,
	2025	2024	2024	2025	2024
Net revenue	$28,500	$31,161	$41,183	$94,084	$111,252
Cost of revenue	16,097	17,877	24,679	53,922	65,620
Gross profit	12,403	13,284	16,504	40,162	45,632
Operating expenses:
Selling, general and administrative	8,959	8,811	9,753	27,237	29,147
Research and development	4,463	4,984	5,186	14,403	15,017
Restructuring, severance and related charges	1,581	193	350	2,674	900
Acquisition-related costs	100	208	–	337	–
Fair value remeasurement of earnout consideration	–	–	–	–	(9)
Amortization of intangible assets	879	1,248	1,310	3,378	4,004
Total operating expenses	15,982	15,444	16,599	48,029	49,059
Loss from operations	(3,579)	(2,160)	(95)	(7,867)	(3,427)
Interest expense, net	(159)	(126)	(171)	(404)	(741)
Other income (loss), net	(19)	8	2	(48)	(2)
Loss before income taxes	(3,757)	(2,278)	(264)	(8,319)	(4,170)
Provision for income taxes	111	94	159	423	732
Net loss	$(3,868)	$(2,372)	$(423)	$(8,742)	$(4,902)
Net loss per share - basic and diluted	$(0.10)	$(0.06)	$(0.01)	$(0.23)	$(0.13)
Weighted-average common shares - basic and diluted	38,820	38,631	37,509	38,493	37,283

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LANTRONIX, INC.

UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	March 31,	December 31,	March 31,	March 31,
	2025	2024	2024	2025	2024

GAAP net loss	$(3,868)	$(2,372)	$(423)	$(8,742)	$(4,902)
Non-GAAP adjustments:
Cost of revenue:
Share-based compensation	34	48	66	146	171
Employer portion of withholding taxes on stock grants	–	2	1	7	6
Amortization of manufacturing profit in acquired inventory	44	–	190	44	696
Depreciation and amortization	101	114	144	338	339
Total adjustments to cost of revenue	179	164	401	535	1,212
Selling, general and administrative:
Share-based compensation	1,159	1,044	1,337	3,329	4,238
Employer portion of withholding taxes on stock grants	13	20	21	111	68
Depreciation and amortization	345	348	352	1,044	1,024
Total adjustments to selling, general and administrative	1,517	1,412	1,710	4,484	5,330
Research and development:
Share-based compensation	324	421	469	1,155	1,381
Employer portion of withholding taxes on stock grants	4	2	9	25	27
Depreciation and amortization	56	111	76	236	236
Total adjustments to research and development	384	534	554	1,416	1,644
Restructuring, severance and related charges	1,581	193	350	2,674	900
Acquisition related costs	100	208	–	337	–
Fair value remeasurement of earnout consideration	–	–	–	–	(9)
Amortization of purchased intangible assets	879	1,248	1,310	3,378	4,004
Litigation settlement cost	–	158	–	198	–
Total non-GAAP adjustments to operating expenses	4,461	3,753	3,924	12,487	11,869
Interest expense, net	159	126	171	404	741
Other (income) expense, net	19	(8)	(2)	48	2
Provision for income taxes	111	94	159	423	732
Total non-GAAP adjustments	4,929	4,129	4,653	13,897	14,556
Non-GAAP net income	$1,061	$1,757	$4,230	$5,155	$9,654

Non-GAAP net income per share - diluted	$0.03	$0.04	$0.11	$0.13	$0.25

Denominator for GAAP net income (loss) per share - diluted	38,820	38,631	37,509	38,493	37,283
Non-GAAP adjustment	1,300	953	1,674	1,034	1,021
Denominator for non-GAAP net income per share - diluted	40,120	39,584	39,183	39,527	38,304

GAAP cost of revenue	$16,097	$17,877	$24,679	$53,922	$65,620
Non-GAAP adjustments to cost of revenue	(179)	(164)	(401)	(535)	(1,212)
Non-GAAP cost of revenue	15,918	17,713	24,278	53,387	64,408
Non-GAAP gross profit	$12,582	$13,448	$16,905	$40,697	$46,844
Non-GAAP gross margin	44.1%	43.2%	41.0%	43.3%	42.1%

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LANTRONIX, INC.

UNAUDITED NET REVENUES BY PRODUCT LINE AND REGION

(In thousands)

	Three Months Ended			Nine Months Ended
	March 31, 2025	December 31, 2024	March 31, 2024	March 31, 2025	March 31, 2024
Embedded IoT Solutions	$11,990	$10,784	$12,452	$36,161	$35,589
IoT System Solutions	14,730	18,592	26,789	52,081	68,847
Software & Services	1,780	1,785	1,942	5,842	6,816
	$28,500	$31,161	$41,183	$94,084	$111,252

	Three Months Ended			Nine Months Ended
	March 31, 2025	December 31, 2024	March 31, 2024	March 31, 2025	March 31, 2024
Americas	$16,497	$16,386	$17,543	$50,303	$61,077
EMEA	6,048	9,036	18,354	25,568	37,831
Asia Pacific Japan	5,955	5,739	5,286	18,213	12,344
	$28,500	$31,161	$41,183	$94,084	$111,252

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